Exhibit 10.2

Strictly Confidential

EXHIBIT A

附件 A

CONVERTIBLE PROMISSORY NOTE

可转换本票

THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES ISSUABLE UPON THE CONVERSION HEREOF HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES ISSUABLE UPON THE CONVERSION HEREOF MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES LAWS, AND WITH THE TERMS AND CONDITIONS HEREOF.

本可转换本票和转换后可发行的股份已用于投资，未根据1933年证券法（修订版）（”法案”）或任何其他适用证券法进行登记，也未根据任何州证券法进行注册。除非符合法案、适用的州证券法以及本协议的条款和条件，否则不得出售或以其他方式转让本可转换本票和转换后可发行的股份。

Effective Date: November 3, 2026 US$2,000,000

FOR VALUE RECEIVED, SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED, a Cayman Islands exempted company (“Borrower”), promises to pay to Thriving tech., Ltd, or its successors or assigns (“Lender”), US$2,000,000 on the fifth (5th) anniversary of the Effective Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest at the rate of seven percent (7%) per annum (simple interest) from the Effective Date until the same is paid in full. All interests hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30)-day months and shall be payable on the Maturity Date. This Convertible Promissory Note (this “Note”) is issued and made effective as of the Effective Date. This Note is issued pursuant to that certain Convertible Note Purchase Agreement dated as of the date thereof, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”).

对于收到的价值，SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED（王道教育科技 EDTK.US），一家开曼群岛豁免公司（”借款人”）承诺于生效日期的第五（5）周年（”到期日”）向 Thriving tech., Ltd 或其继承人或受让人（”贷款人”）支付 US$2,000,000，并根据本协议规定的条款，自生效日期起按每年百分之七（7%）的单利利率支付利息，直至全额支付。本协议项下的所有利息应以一年360天为基础计算，包括十二（12）个三十（30）天的月，并应在到期日支付。本可转换本票（本”票据”）于生效日期发行并生效。本票据是根据借款人和贷款人于协议日签订的可转换票据购买协议（该协议可不时修订）发行的（”购买协议”）。

For all purposes of this Note, (a) the “Outstanding Balance” means, as of any date of determination, the principal of US$2,000,000, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion (as defined below), offset, or otherwise, plus accrued but unpaid interest, (b) “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by applicable laws to be closed in Hong Kong, and (c) “Trading Day” means a day on which the Nasdaq Capital Market where the ordinary shares of Borrower are traded at the relevant time is open for business.

就本票据而言，（a）”未偿余额”系指截至任何确定日期 US$2,000,000，根据本协议的付款、转换（定义如下）、抵消或其他条款，视情况而定，加上应计但未付的利息，（b）”营业日”是指适用法律要求或授权在香港关闭银行的任何非星期六、星期日或其他日期，（c）”交易日”是指在相关时间交易借款人普通股的纳斯达克资本市场开放交易的日子。

1. Payment; Prepayment. 支付和预支付

1.1. Payment. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.1. 支付。根据本协议的规定，本协议项下的所有应付款项均应以美利坚合众国的合法货币或转换股份（定义见下文）支付，并按借款人为此目的提供的地址或银行账户交付给贷款人。所有付款应首先适用于（a）收款成本（如有），然后适用于（b）费用和收费（若有），再适用于（c）应计未付利息，然后适用（d）本金。

1.2. Prepayment. Notwithstanding the foregoing, Borrower shall have the right to prepay all or any portion of the Outstanding Balance (less such portion of the Outstanding Balance for which Borrower has received a Conversion Notice from Lender where the applicable Conversion Shares have not yet been delivered). If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to the portion of the Outstanding Balance Borrower elects to repay.

1.2. 预支付。尽管有上述规定，借款人仍有权预付全部或部分未偿余额（减去借款人已从贷款人处收到转换通知的未偿余额中尚未交付适用转换股份的部分）。如果借款人行使其预付本票据的权利，借款人应向贷款人支付相当于借款人选择偿还的未偿余额部分的现金。

2. Security. This Note is unsecured.

2. 担保。本票据无担保

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3. Conversion. 转换

3.1. Optional Conversion. Lender has the right at any time after the closing of the Purchase Agreement until the Outstanding Balance has been paid in full, at its election, to convert (an “Optional Conversion”) the whole or any part of the Outstanding Balance into ordinary shares of par value US$0.0002 per share of Borrower (“Conversion Shares”) as per the following conversion formula:

3.1. 可选转换。贷款人有权在购买协议交割日后的任何时间，直至未偿余额被全额支付，根据以下转换公式，将全部或部分未偿余额转换（”可选转换”）为借款人每股面值0.0002美元的普通股（”转换股份”）：

Number of Conversion Shares = (Conversion Amount ÷ Conversion Price) × 1.10

转换股份数量 = （转换金额 ÷ 转换价格） × 1.10

where “Conversion Amount” means the portion of the Outstanding Balance being converted, and the factor of 1.10 represents a ten percent (10%) premium in shares. Notice for an Optional Conversion shall be in the form attached hereto as Exhibit A (each, a “Conversion Notice”) and may be delivered to Borrower by any method set forth in the “Notices” section of the Purchase Agreement. A Conversion Notice is effectively delivered only if Lender returns this Note (as amended) to the Borrower. On or before the close of business on the tenth (10th) Business Day following the date of delivery of a Conversion Notice, Borrower shall (i) deliver or cause its share registrar or transfer agent to deliver the applicable Conversion Shares and a certificate representing the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender, and (ii) issue a new Note evidencing the then Outstanding Balance (if the Lender returned the original Note to the Borrower).

其中”转换金额”指被转换的未偿余额部分，1.10的系数代表百分之十（10%）的股份溢价。可选转换通知应采用本协议附件A所附的格式（各称为”转换通知”），并可通过购买协议”通知”一节中规定的任何方式交付给借款人。只有当贷款人将本票据（经修订）退还给借款人时，转换通知才有效送达。在转换通知交付之日后第十（10）个营业日营业结束当日或之前，借款人应（i）交付或促使其股份登记员或转让代理人交付适用的转换股份和代表贷款人有权获得的转换股份数量的证书，该证书以贷款人的名义登记，以及（ii）发行新票据，证明当时的未偿余额（如果贷款人将原始票据原件返回给了借款人）。

3.2. Conversion Price. Subject to adjustment as set forth in this Note, the “Conversion Price” shall be equal to eighty percent (80%) of the lowest closing bid price of the ordinary shares of Borrower as reported by Nasdaq during the ten (10) consecutive Trading Days immediately preceding the date of the applicable Conversion Notice (or, if such day is not a Trading Day, the immediately preceding Trading Day).

3.2. 转换价格。根据本票据规定的调整，”转换价格”应等于纳斯达克报告的借款人普通股在适用转换通知日期（如该日非交易日，则为紧接前一交易日）之前连续十（10）个交易日内的最低收盘价的百分之八十（80%）。

3.3. Adjustment of Conversion Price upon Share Subdivision or Combination. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization, ratio change or otherwise) its outstanding ordinary shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split, ratio change or otherwise) its outstanding ordinary shares into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 3.3 shall become effective immediately after the effective date of such subdivision or combination.

3.3. 股份分割或合并后转换价格的调整。在不限制本协议任何规定的情况下，如果借款人在生效日期当天或之后的任何时间将其流通的普通股拆分（通过任何股票分割、股票股息、资本重组、比率变更或其他方式）为更多数量的股份，则该拆分之前生效的转换价格将按比例降低。如果借款人在生效日期当日或之后的任何时间将其已发行的普通股合并（通过合并、反向股票分割、比例变更或其他方式）为数量较少的股份，则在合并前生效的转换价格将按比例增加。根据第3.3节进行的任何调整应在此类细分或合并生效后立即生效。

3.4. Transfer Restrictions. The Conversion Shares issued or issuable upon conversion of this Note have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or under any state securities or so-called “blue sky laws,” and may not be offered, sold, transferred, hypothecated or otherwise assigned except (a) pursuant to a registration statement with respect to such Conversion Shares which is effective under the Securities Act or (b) upon receipt from counsel satisfactory to Borrower of an opinion, which opinion is satisfactory in form and substance to Borrower, to the effect that such Conversion Shares may be offered, sold, transferred, hypothecated or otherwise assigned (i) pursuant to an available exemption from registration under the Securities Act and (ii) in accordance with all applicable state securities or so-called “blue sky laws.” Certificates representing the Conversion Shares that may be issued upon conversion of this Note will bear a restrictive legend to such effect.

3.4. 转让限制。本票据转换后发行或可发行的转换股份未根据经修订的1933年《美国证券法》（”证券法”）或任何州证券或所谓的”蓝天法”进行登记，不得发行、出售、转让、抵押或以其他方式转让，除非（a）根据《证券法》下生效的与转换股份相关的登记声明，或（b）收到借款人同意的法律顾问的意见，该意见在形式和内容上均令借款人同意，表明该等转换股份可被提供、出售、转让，（i）根据《证券法》规定的登记豁免，以及（ii）根据所有适用的州证券或所谓的”蓝天法律”。本票据转换后发行的转换股份证书将带有限制性标签。

3.5. Fractional Shares. No fractional shares or scrip representing fractions of Conversion Shares will be issued on an Optional Conversion, but the number of Conversion Shares issuable shall be rounded to the nearest whole share (with 0.5 or greater being rounded up and less than 0.5 rounded down).

3.5. 零星股份。在可选转换时，不得发行代表转换股份分数的零碎股份或股票，但可发行的转换股份数量应四舍五入至最接近的整数（0.5或更大向上取整，小于0.5向下取整）。

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3.6. Exchange Cap Limitation. Notwithstanding anything to the contrary in this Note, unless and until the Borrower has obtained the Requisite Shareholders Approval (as defined below) or any exemption from Nasdaq Listing Rules, the Borrower shall not issue, and the holder shall not have the right to convert or receive, any shares of Ordinary Shares upon conversion of the Note (including any conversion of principal, accrued interest, or other amounts in Ordinary Shares of the Borrower) to the extent that such issuance would exceed the Exchange Cap. “Exchange Cap” means the Ordinary Shares, which equals 19.99% of the Ordinary Shares, or 19.99% of the voting power, outstanding immediately prior to the date of the Purchase Agreement. The Exchange Cap is calculated in accordance with the rules and regulations of The Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635. “Requisite Shareholders Approval” means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the shareholders of the Borrower with respect to the issuance of Ordinary Shares under this Note that would exceed 19.99% of the issued and outstanding Ordinary Shares as of the date of the Purchase Agreement.

3.6. 交易所上限. 尽管本票据中有任何相反规定，除非且直至借款人已获得必要股东批准（定义见下文）或获得纳斯达克上市规则项下的任何豁免，借款人不得发行、且持有人无权转换或收取，任何因本票据转换（包括以借款人普通股转换本金、应计利息或其他款项）而发行的普通股，只要该等发行将超过交易所上限。”交易所上限”指相当于购买协议签署日前一刻已发行在外普通股数量的19.99%，或已发行在外投票权的19.99%。交易所上限应根据纳斯达克(The Nasdaq Stock Market LLC) 的规则和规定（包括纳斯达克上市规则第5635条）计算。”必要股东批准”指根据纳斯达克股票（或其任何继任实体）适用的规则和规定，就本票据项下发行超过购买协议签署日已发行在外普通股19.99%的普通股所需获得的借款人股东批准。

4. Trigger Events; Defaults; and Remedies. 触发事件、违约、补救措施

4.1. Trigger Events. The following are trigger events under this Note (each, a “Trigger Event”): (a) Borrower fails to pay any principal, accrued interest, fees, charges, or any other amount when due and payable hereunder; (b) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); and (c) an involuntary bankruptcy or insolvency proceeding is commenced or filed against Borrower.

4.1. 触发事件。以下是本票据项下的触发事件（”触发事件”）：（a）借款人未能支付本协议项下到期应付的任何本金、应计利息、费用、收费或任何其他金额；（b）借款人根据任何破产、无力偿债或类似法律（国内或国外）提出救助申请；以及（c）针对借款人启动或提起非自愿破产或无力偿债程序。

4.2. Defaults. At any time following the occurrence of a Trigger Event, Lender may, at its option, send written notice to Borrower demanding that Borrower cure the Trigger Event within sixty (60) days of the notice. If Borrower fails to cure the Trigger Event within the required 60-day cure period, the Trigger Event will automatically become an event of default hereunder (each, an “Event of Default”) and the date of the Event of Default shall be the 60th day following the notice of the occurrence of the relevant Trigger Event.

4.2. 违约。在触发事件发生后的任何时间，贷款人可自行选择向借款人发出书面通知，要求借款人在收到通知后的六十（60）天内纠正触发事件。如果借款人未能在规定的60天补救期内补救触发事件，则触发事件将自动成为本协议项下的违约事件（分别称为”违约事件”），违约事件的日期应为相关触发事件通知日后的第60天。

4.3. Default Remedies. At any time and from time to time following the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash. Lender may continue making Conversions at any time following a Trigger Event or an Event of Default until such time as the Outstanding Balance is paid in full. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of this Note until such time, if any, as Lender receives full payment pursuant to this Section 4.3.

4.3. 违约补救。在发生任何违约事件后的任何时间，贷款人可通过向借款人发出书面通知的方式加速本票据到期，未偿余额立即到期并以现金支付。贷款人可在触发事件或违约事件发生后的任何时间继续进行转换，直至未偿余额全额支付。贷款人可在该等加速付款之前的任何时间撤销和废止该等加速，且贷款人应享有作为本票据持有人的所有权利，直至贷款人根据本第4.3条收到全额付款为止（如有）。

5. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver.

5. 弃权。除非弃权方以书面形式签署，否则对本票据任何条款的弃权无效。

6. Expenses. Lender and Borrower shall each bear their own expenses incurred for the issuance of this Note pursuant to the Purchase Agreement.

6. 费用。贷款人和借款人应各自承担根据购买协议发行本票据所产生的费用。

7. Governing Law; Dispute Resolution. This Note shall be governed by and construed exclusively in accordance with the Hong Kong laws. Borrower and Lender agree to negotiate in good faith to resolve any dispute. If the negotiations do not resolve the Dispute within 30 days, such Dispute shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the HKIAC Arbitration Rules in effect. The seat of arbitration shall be Hong Kong. There shall be one (1) arbitrator. The arbitration proceedings shall be conducted in English.

7. 适用法律；争议解决。本票据受香港法律管辖。借款人和贷款人同意真诚协商解决争议。如果协商未能在提出争议后30天内解决，该争议应提交香港国际仲裁中心（”HKIAC”）根据有效的HKIAC仲裁规则通过仲裁最终解决。仲裁地点应为香港。应有一（1）名仲裁员。仲裁程序应以英语进行。

8. Cancellation. After repayment or conversion of the entire Outstanding Balance, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

8. 取消。在偿还或转换全部未偿余额后，本票据应视为已全额支付，应自动视为已取消，不得重新发行。

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9. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

9. 修订。对本票据的任何变更或修订均需获得双方的事先书面同意。

10. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note may not be offered, sold, assigned or transferred by Lender without the consent of Borrower, and Borrower is not obligated to give such consent.

10. 转让。未经贷款人事先书面同意，借款人不得转让本票据。未经借款人同意，贷款人不得提供、出售、转让或转让本票据，借款人无义务给予此类同意。

11. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the section of the Purchase Agreement titled “Notices.”

11. 通知。除非本协议另有规定，否则无论何时需要根据本协议发出通知，均应根据购买协议中标题为”通知”的章节发出通知。

12. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

12. 可分割性。如果本票据的任何部分被解释为违反任何法律，则应对该部分进行修改，以在法律允许的最大范围内实现借款人和贷款人的目标，并且本票据的余额应保持完全效力。

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

兹证明，借款人已于生效日期正式签署本票据。

BORROWER:

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED

By:
Name: Bin Fu
Title: Chairman and Chief Executive Officer

[Signature Page to Convertible Promissory Note]

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EXHIBIT B

附件 B

CONVERSION NOTICE

转股通知

The undersigned Lender hereby gives notice to SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED, a Cayman Islands exempted company (“Borrower”), pursuant to that certain Convertible Promissory Note (the “Note”) made by Borrower in favor of Lender in accordance with that certain Convertible Note Purchase Agreement, dated November 3, 2026, by and between Borrower and Lender, that Lender elects to convert the Conversion Amount set forth below into Conversion Shares as of the date of conversion specified below. Said conversion shall be based on the Conversion Price determined in accordance with the Note (80% of the lowest closing bid price over the 10 consecutive Trading Days preceding the Conversion Notice date), and the number of Conversion Shares shall include a 10% premium as provided in the Note. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

下列签署的贷款人特此通知SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED（一家开曼群岛豁免公司，”借款人”），根据借款人根据借款人与贷款人于2026年11月3日签订的可转换票据购买协议向贷款人签发的可转换本票（”票据”），贷款人选择将以下列明的转换金额于以下指定的转换日期转换为转换股份。所述转换应基于根据票据确定的转换价格（转换通知日期前连续10个交易日最低收盘价的80%），且转换股份数量应包含票据规定的10%溢价。如果本转换通知与票据发生冲突，以票据为准。本通知中未定义的大写术语应具有票据中赋予它们的含义。

A. Date of Conversion: ____________________

B. Conversion Amount: US$____________________

C. Conversion Price (80% of lowest closing bid over prior 10 Trading Days): US$____________________

D. Conversion Shares* (including 10% premium): ____________________

* = (B ÷ C) × 1.10, rounded up or down to the nearest whole share (with 0.5 or greater rounded up and less than 0.5 round down).

A. 转换日期：____________________

B. 转换金额：US$____________________

C. 转换价格（前10个交易日最低收盘价的80%）：US$____________________

D. 转换股份*（含10%溢价）：____________________

* = (B ÷ C) × 1.10，四舍五入至最接近的整数（0.5或更大向上取整，0.5以下向下取整）。

Please issue and deliver the Conversion Shares to the following holder:

请将转换股份发行并交付给以下持有人：

Name of Holder: ____________________

Address: ____________________

Sincerely,

Lender:Thriving tech., Ltd

By:
Printed Name: Xin Yang
Title: Director
Date:

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EXHIBIT C

附件 C

BANK INFORMATION

银行信息

收款人姓名 / Beneficiary Name: Skillful Craftsman Education Technology Limited

收款账号 / Account Number:

Routing Number:

Swift Code: EWBKUS66XXX

收款银行名称 / Bank Name: East West Bank

收款银行地址 / Bank Address: 9300 Flair Drive, 4th Fl, El Monte, CA 91731

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